Exhibit 10.09

AMENDMENT TO WARRANTS

This AMENDMENT TO WARRANTS (this “Amendment”) is entered into as of December 23, 2024, by and among (a) ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation (the “Company”), (b) TWO SEAS MASTER (GLOBAL) FUND LP, a Cayman Islands limited partnership (“Collateral Agent”), and (c) each Person whose name appears on the signature page to this Amendment (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the NWPA or the Holder Note, each as referred to and defined below.

RECITALS

WHEREAS, the Company, Collateral Agent, and various holders are parties to that certain Note and Warrant Purchase Agreement, dated as of December 1, 2023 (as amended, modified, extended, restated, replaced, joined or supplemented from time to time, the “NWPA”), governing the terms of the Notes, the Tranche I Warrants, and the Tranche II Warrants issued by the Company to the Buyers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company has requested that the Holders agree to amend certain provisions of the Notes held by the Holders (the “Holder Notes”), the Tranche I Warrants held by the Holders (the “Holder Tranche I Warrants”), and the Tranche II Warrants held by the Holders (the “Holder Tranche II Warrants”), as set forth in this Amendment; and

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holders have agreed to amend the Holder Tranche I Warrants and the Holder Tranche II Warrants (collectively, the “Holder Securities”) as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO HOLDER SECURITIES. Each of the Holder Securities is hereby amended as follows:

(a) Section 1(d) of each Holder Tranche I Warrant is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(d) ‘Exercise Price’ shall mean $1.23.”

(b) Section 1(d) of each Holder Tranche II Warrant is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(d) ‘Exercise Price’ shall mean $2.05.”

2. REFERENCE TO AND EFFECT UPON THE TRANSACTION DOCUMENTS.

Except as expressly modified hereby, all terms, conditions and covenants contained in the Transaction Documents, including the Holder Securities, and all rights of the Holders and the Collateral Agent thereunder, shall remain in full force and effect. The Company hereby confirms that the Transaction Documents are in full force and effect and that the Company does not have any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the obligations under the Transaction Documents.

3. GOVERNING LAW.

The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment.

4. SEVERABILITY.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

5. COUNTERPARTS.

This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6. ENTIRE AGREEMENT.

This Amendment and the Transaction Documents set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

Odyssey Marine Exploration, Inc.

By:
Mark D. Gordon
Chief Executive Officer

THE HOLDER:

(Print Name of Holder)

By:
(Signature)

Name:

Title:

Acknowledged by:

TWO SEAS MASTER (GLOBAL) FUND LP, as Collateral Agent

By:

Name:

Title:

Signature Page to Amendment to Warrant